UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2006

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on December 20, 2005, the Compensation Committee of the Board of Directors of Insight Enterprises, Inc. (the "Company") approved grants, to be made in January 2006, of Restricted Stock Units ("RSUs") to executive officers under two equity-based incentive compensation plans.

Pursuant to the first equity-based incentive compensation plan, the following executives were granted, on January 19, 2006, service-based RSUs, which will vest in three equal annual installments beginning February 1, 2007, in the following amounts:

• Richard A. Fennessy, the Company's President and Chief Executive Officer – 16,000;

• Stanley Laybourne, the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer – 12,000;

• Mark McGrath, President of Insight Direct USA, Inc. – 12,000;

• Stuart Fenton, General Manager of Insight UK – 9,000;

• James D. Kebert, President of Direct Alliance Corporation – 9,000;

• Gary A. Glandon, the Company's Executive Vice President and Chief People Officer – 6,000;

• Catherine Eckstein, the Company's Senior Vice President and Chief Marketing Officer – 6,000;

• David Rice, the Company's Senior Vice President and Chief Information Officer – 6,000;

• Carmela Orlando, Vice President and General Manager of Insight Canada – 6,000; and

• Karen McGinnis, the Company's Senior Vice President – Finance – 4,000.

Pursuant to the second equity-based incentive compensation plan, the following executives were granted, on January 19, 2006, performance-based RSUs in the following amounts:

• Richard A. Fennessy, the Company's President and Chief Executive Officer – 24,000;

• Stanley Laybourne, the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer – 18,000;

• Mark McGrath, President of Insight Direct USA, Inc. – 18,000;

• Stuart Fenton, General Manager of Insight UK – 13,000;

• James D. Kebert, President of Direct Alliance Corporation – 13,000;

• Gary A. Glandon, the Company's Executive Vice President and Chief People Officer – 9,000;

• Catherine Eckstein, the Company's Senior Vice President and Chief Marketing Officer – 9,000;

• David Rice, the Company's Senior Vice President and Chief Information Officer – 9,000;

• Carmela Orlando, Vice President and General Manager of Insight Canada – 9,000; and

• Karen McGinnis, the Company's Senior Vice President – Finance – 6,000.

The number of RSUs increases or decreases with actual earning per share (for the fiscal year ending December 31, 2006, on a consolidated non-GAAP diluted basis) greater or less than target earnings per share, and the RSUs will vest in three equal annual installments beginning February 1, 2007.

All grants were made under the Company's 1998 Long-Term Incentive Plan (the "1998 Plan"). This information should be read in conjunction with the 1998 Plan, which has been filed as Exhibit 99.1 to the Company's Registration Statement on Form S-8 (Registration No. 333-110915) dated December 4, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

January 23, 2006	By:	Stanley Laybourne

Name: Stanley Laybourne
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary